Exhibit 10.10

CONFIRMATION

Date:	July 1, 2008

To:	Smithfield Foods, Inc. (“Issuer”)

Telefax No.:	(757) 365-3070

Attention:	Carey Dubois

From:	Citibank, N.A. (“Bank”)

Telefax No.:	212-615-8985

Transaction Reference Number: N/A

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by Smithfield Foods, Inc., between Bank and Issuer, dated as of July 1, 2008 and as amended from time to time (the “Master Confirmation”).

1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	July 1, 2008

Effective Date:	July 8, 2008

Strike Price:	USD30.5375

Premium:	USD10,697,232.00 (USD2.08 per Warrant)

Premium Payment Date:	The Effective Date

Final Disruption Date:	January 8, 2014

Maximum Delivery Amount:	8,877,600 shares

For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	85,715	10/01/2013
2.	85,715	10/02/2013
3.	85,715	10/03/2013
4.	85,715	10/04/2013
5.	85,715	10/07/2013
6.	85,715	10/08/2013
7.	85,715	10/09/2013
8.	85,715	10/10/2013
9.	85,715	10/11/2013
10.	85,715	10/14/2013
11.	85,715	10/15/2013
12.	85,715	10/16/2013
13.	85,715	10/17/2013
14.	85,715	10/18/2013
15.	85,715	10/21/2013
16.	85,715	10/22/2013
17.	85,715	10/23/2013
18.	85,715	10/24/2013
19.	85,715	10/25/2013
20.	85,715	10/28/2013
21.	85,715	10/29/2013
22.	85,715	10/30/2013
23.	85,715	10/31/2013
24.	85,715	11/01/2013
25.	85,715	11/04/2013
26.	85,715	11/05/2013
27.	85,715	11/06/2013
28.	85,715	11/07/2013
29.	85,715	11/08/2013
30.	85,715	11/11/2013
31.	85,715	11/12/2013
32.	85,715	11/13/2013
33.	85,715	11/14/2013
34.	85,715	11/15/2013
35.	85,715	11/18/2013
36.	85,715	11/19/2013
37.	85,715	11/20/2013
38.	85,715	11/21/2013
39.	85,715	11/22/2013
40.	85,715	11/25/2013
41.	85,715	11/26/2013
42.	85,715	11/27/2013
43.	85,715	11/29/2013
44.	85,715	12/02/2013
45.	85,715	12/03/2013
46.	85,715	12/04/2013
47.	85,715	12/05/2013
48.	85,715	12/06/2013
49.	85,715	12/09/2013
50.	85,715	12/10/2013
51.	85,715	12/11/2013

Component Number	Number of Warrants	Expiration Date
52.	85,715	12/12/2013
53.	85,715	12/13/2013
54.	85,715	12/16/2013
55.	85,715	12/17/2013
56.	85,715	12/18/2013
57.	85,715	12/19/2013
58.	85,715	12/20/2013
59.	85,715	12/23/2013
60.	85,715	12/24/2013

3. This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4. Issuer hereby agrees (a) to check this Confirmation promptly upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing any other information requested herein or in the Master Confirmation and immediately returning an executed copy to Citibank, N.A. Confirmation Unit via (212) 615-8985. Hard copies should be returned to Citibank, N.A., 333 West 34th Street, 2nd Floor, New York, New York 10001, Attention: Confirmation Unit.

Yours sincerely,

CITIBANK, N.A.

By:	/s/ Jason Shrednick
Name:	Jason Shrednick
Title:	Authorized Signatory

Confirmed as of the
date first above written:

SMITHFIELD FOODS, INC.

By:	/s/ Carey J. Dubois
Name:	Carey J. Dubois
Title:	Vice President-Finance

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